Exhibit 32.1

Certification pursuant to 18 U.S.C. 1350 as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

Each of the undersigned officers of Transcontinental Realty Investors, Inc., a Nevada corporation (the “Company”) hereby certifies pursuant to 18 U.S.C. Section 1350 that:

(i)
The Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(ii)
The information contained in the Company’s Quarterly Report on Form 10-Q for the six months ended June 30, 2014, fairly presents in all material respects, the financial condition and results of operations of the Company, at and for the periods indicated.

TRANSCONTINENTAL REALTY INVESTORS, INC.

Date: August 14, 2014	By:	/s/ Daniel J. Moos
Daniel J. Moos
President and Chief Executive Officer (Principal Executive Officer)

Date: August 14, 2104	By:	/s/ Gene S. Bertcher
Gene S. Bertcher
Executive Vice President and Chief Financial Officer (Principal Financial Officer)